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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 12, 2002, included in the Registration Statement Amendment No. 1 (Form S-3 No. 333-100428) and related Prospectus of FTI Consulting, Inc. for the registration of 2,119,469 shares of its common stock.


                                        /s/ Ernst & Young LLP

Baltimore, Maryland
November 18, 2002